September 29, 2004


VitroTech Corporation
5 Hutton Centre Drive
Suite 700
Santa Ana, CA 92707


ATTENTION: MR. GLENN EASTERBROOK,
           CHIEF EXECUTIVE OFFICER

Dear Mr. Easterbrook

The following letter sets forth basic business terms and conditions under which the Lender would make a Loan to the Borrower. This letter of intent is intended to be binding, provided that advance of the Loan shall be subject to the conditions precedent contained herein.

BORROWER:         Vitrotech  Corporation  (the "Borrower" or the  "Company"),  a
                  publicly traded entity,

GUARANTOR:        VitroCo Inc. (the "Guarantor")

LENDER:           1568931 Ontario Ltd. (the "Lender")

LOAN AMOUNT:      Revolving  line of credit in the principal  amount  $3,000,000
                  (the "Loan") net of the Commitment Fee, legal,  consulting and other  closing  costs.  The Loan will be disbursed in tranches
                  with  each  disbursement   obligation  being  subject  to  the
                  Borrower's meeting the terms and conditions applicable to each separate tranch.

USE OF LOAN
PROCEEDS:         To provide  working  capital needs of the Company for up to 12 months commencing on the date of the first distribution of Loan proceeds subject to the conditions precedent contained herein and the loan documentation.

TERM: The term of the Loan will be for a period of 12 months from the date any proceeds (the "Maturity Date") are first advanced by the Lender.

INTEREST RATE:    10% per annum,  calculated and payable monthly in arrears.  An interest reserve (the "Interest Reserve") representing up to twelve months of interest (depending upon the remaining term of the Loan) will be held by the Lender. Interest for each disbursement will only begin to accrue immediately upon each disbursement of Loan proceeds.

CONVERSION:       In lieu of  repayment,  at the sole  discretion of the Lender, the Lender may elect to convert all or part of the Loan into common shares of the Borrower at a 30% discount to the weighted average price at which the common shares were publicly traded over a ten market day period ending on the last trading day prior to the first disbursement of Loan proceeds. Such conversion right to expire at the Maturity Date or repayment.


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                                      -2-


WARRANTS:         At closing,  the Company shall issue to the Lender  14,000,000 common stock purchase warrants at a 30% discount to the weighted average price at which the common shares were publicly traded over a ten market day period ending on the last trading day prior to the first disbursement of Loan proceeds. The warrants shall be exercisable at any time over a three year term commencing from the date of issuance of said warrants. The warrants shall be fully and freely transferable and assignable by Lender without the prior consent of the Borrower.

COMMITMENT FEE:   Borrower  agrees  to pay to  Lender  the sum of 4% of the Loan amount ($120,000)(the  "Commitment Fee") which will be payable
                  upon   funding  of  the  Loan  by  the  Lender.   Borrower  is
                  responsible and liable for all brokerage fees.

COSTS: Borrower shall pay all costs and pay all expenses incurred by the Lender in connection with this letter of intent and carrying out or attempting to carry out the Loan transaction contemplated hereby to completion, including, but not limited to, attorneys', consultants' and accountants' fees and charges and other expenses incurred in connection the Lender's due diligence activities or the documentation or closing of the Loan (the "Lender Costs"). The Borrower shall be responsible for its own legal and other costs associated with this financing. The Borrower also agrees to pay all costs of monitoring the Loan, such costs to be invoiced as incurred.

REPORTING
REQUIREMENTS:     Reporting  requirements  set  forth  in  the  definitive  loan documentation shall include the following:

                  (i) Annualconsolidated audited financial statements for the Company shall be provided within 120 days of each fiscal year-end;

                  (ii)     Monthly   management   prepared,   interim  financial
                           statements for the Company shall be provided within 15 days of each month end;

                  (iii)    Aged   listing  of  accounts   receivable,   accounts
                           payable, and inventory listing shall be provided within 15 days of each month end;

                  (iv) Annual operating budgets for the Company shall be provided 60 days before the year-end; and

                  (v) Any other information that the Lender may reasonably require.

SECURITY:         The Loan will be secured by a first lien,  charge and security interest on all of the Borrower's and the Guarantor's assets, including without limitation all real estate, contractual rights including but not limited to the purchase agreements with the Mining Companies, personal property, intellectual property (subject to the contractual rights of the Mine
                  Companies and further  subject to paragraph (i)  subsection C.
                  under the heading Conditions), licenses, leases, contracts, inventory (including, for clarity, a pledge of the all of the Vitrolite mineral that is currently mined and stored at the respective mine site or processed and stored in any warehouse which in the aggregate shall be no less than 30 million pounds

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                                      -3-

                  owned by Borrower, Guarantor or the Mine Companies (as defined further herein)), accounts receivable, goodwill, processes, business plans, software, customer lists, equipment, trademarks, logos, marketing materials, websites, and all other chattels. The Loan will be evidenced by a loan agreement and promissory note and secured by other loan and security documentation in form acceptable to Lender in its sole discretion, including but not limited to, a General Security Agreement, UCC filing statements and an assignment/pledge of the shares in the Guarantor held by Borrower.

NEGATIVE
COVENANTS:        Usual  and  customary,  including  but  not  limited  to,  the
                  Borrower or Guarantor shall not allow any of the following without the prior written consent of the Lender which consent may be arbitrarily withheld:

                  (i) Prohibition on incurring indebtedness excluding trade payable in normal course of business;

                  (ii)     Enter  into  any  related  party   transactions  with
                           Hi-Tech or the Mine Companies other than for material purchases;

                  (iii) Sell or dispose of any assets subject to the Lender's security except in the normal course of business;

                  (iv)     Limitation on distributions and salaries;

                  (v)      Restrictions on material change in business;

                  (vi) Restrictions on mergers, amalgamations and asset sales, and

                  (vii)    Restrictions   on  hedges  not  to  be   unreasonably
                           withheld.

AFFIRMATIVE
COVENANTS:        Usual  and  customary  including,   without  limitation,   the
                  following:

                  (i) Carry on business and operations in accordance with good practices and applicable law;

                  (ii)     Corporate existence;

                  (iii)    Compliance with applicable law;

                  (iv)     Payment of taxes;

                  (v)      Inspection rights;

                  (vi)     Maintenance of insurance;

                  (vii) Notice of material adverse effect and event of default and default; and

                  (viii)   Maintenance of books and records.

                  (ix) Financial covenants appropriate to a loan of this type

CONDITIONS:       The conditions  precedent of the Lender to advance any portion of the Loan include without limitation:

                  (i) Amendment and modification of any and all agreements between Borrower and/or Guarantor on the one hand and Hi-Tech Environmental Products LLC ("Hi-Tech") and Enviro Investment Group LLC, Red Rock LLC and Valley Springs LLC (collectively, the Mine Companies") on the other hand as the case may be, in form satisfactory in the sole discretion of the Lender which shall provide as follows:

                           A. The royalty and mineral payments to Hi-Tech and the Mine Companies shall be modified to provide for payments, in the aggregate, of not more than 15% of Borrower sales; and

                           B. The annual mineral purchase requirement, for calendar years commencing in 2006, will be limited to the greatest total purchases of raw material by the Borrower/Guarantor for any prior calendar year.

                           C. Without modifying any of the foregoing, acknowledgement by Hi-Tech and the Mine Companies that they waive any and all defaults presently existing, if any, under any of the relevant agreements until December 31, 2006.

                  (ii)     Provision   and    registration   of   the   security
                           documentation contemplated hereby;

                  (iii)    No default or event of default shall have occurred;

                  (iv) Legal opinion from counsel for the Borrower in form satisfactory in the sole discretion of the Lender shall have been delivered to the Lender;

                  (v) The Lender, the Borrower and the Guarantor shall have entered into definitive loan documentation in a form satisfactory to the Lender in its sole discretion and its legal counsel;

                  (vi) No material change in the business, operations, property, assets or financial position of the Borrower or the Guarantor or their subsidiaries shall have occurred from the date hereof;

                  (vii) Inter-creditor Arrangement with existing Lenders of Borrower and in form satisfactory in sole discretion of Lender, if applicable;

                  (viii) Approval of the Borrower's and Guarantor's Board of Directors.

                  (ix) Governmental and regulatory approvals including relevant stock exchange approval of the transactions contemplated herein and the acquisition of the Assets shall have been obtained in form satisfactory to the Lender in its sole discretion; and

                  (x) The Lender shall have completed its due diligence of the Borrower, the Guarantor, in its sole discretion and to its sole satisfaction.

                  (xi) Commitment to register all shares receivable by the Lender on a timely basis.

                  The conditions precedent of the Lender to advance any portion of the Loan proceeds subsequent to the First Tranch (the Second Tranch) shall include without limitation:

                  (i) Borrower shall have received subsequent to the First Tranch distribution (as is hereinafter defined) a cash equity contribution (including but not limited to securities convertible into equity securities) in the minimum amount of $3.0 million.

                  (ii) Borrower's total amount outstanding on the Loan shall never exceed eighty (80%) per cent of the eligible accounts receivable of the Borrower. Lender shall be under no obligation to fund any portion of the Second Tranch to the extent that such distribution will cause the Loan Amount to exceed 80% of the then existing outstanding eligible accounts receivable. Borrower shall provide Lender with notice no less than thirty (30) days prior to requesting funding under the Second Tranch.

                  Such conditions precedent form a part of this letter and shall be incorporated in the definitive loan documentation.

REPRESENTATIONS
AND WARRANTIES:   Usual including without limitation:

                  (i)      Due incorporation and registration;

                  (ii)     Execution, delivery and enforceability;

                  (iii) No breach of organizational documents, applicable law or agreements;

                  (iv)     Good standing under agreements;

                  (v)      No material litigation or proceedings;

                  (vi) Neither the Company or any of its subsidiaries are involved in any dispute or legal proceedings likely to materially affect its financial position or its capacity to operate its business; and

                  (vii)    Payment of taxes;

                  (viii)   Compliance with law;

                  (ix)     No encumbrances except permitted encumbrances;

                  (x)      Regulatory approvals; and

                  (xi)     Ownership of properties.

DEFAULT
CONDITIONS:       Usual including the following:

                  (i) Default in payment of principal, interest or fees (subject to a ten (10) day cure period; provided further that Hi-Tech and the Mine Companies will have the right to cure any such default for a period of thirty (30) days from the default date);

                  (ii) Failure to comply with any Affirmative or Negative Covenant and such default remains unremedied for a period of ten (10) business days;

                  (iii) If any representation or warranty proves to be untrue;

                  (iv) Voluntary or involuntary bankruptcy or winding up of borrower or Guarantor or any of its subsidiaries;

                  (v) Proceedings enforcing any encumbrance on assets of the Borrower or Guarantor or any of its subsidiaries having aggregate value greater than $1,000,000 excepting proceedings contested in good faith and provided alternative security satisfactory to Lender has been provided within 20 days of such proceedings;

                  (vi)     Cessation of business;

                  (vii)    Change of Control; and

                  (viii)   Cross default on other indebtedness covenants.

                  (ix) Quarterly EBITDA is less than 70% of budgeted EBITDA, such budget provided to the Lender prior to Closing.

BREAK-UP FEE:     A break-up fee (the  "break-up  fee") of $500,000 in cash plus
                  1million shares of the Company shall be payable to the Lender,
                  if  a  material   misrepresentation   (including   a  material
                  omission) in any material or information that Borrower or Guarantor has provided to the Lender constituting a default under the Loan occurs; The break-up fee shall be in addition to all remedies and amounts due Lender and shall be a genuine pre-estimate of liquidated damages including consideration of executive time spent.

GOVERNING LAW:    State of California


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                                      -7-


TIMING: The parties agree that the intention is to finalize documentation and to advance $850,000 net (after deduction of the Commitment Fee, Lender Costs and the Interest Reserve) to Borrower of Loan proceeds (the First Tranch) by October 1, 2004.

CONFIDENTIALITY:  The Borrower shall keep this Letter of Intent confidential and shall not provide it to parties other than its employees and professional advisors, Hi-Tech and the Mine Companies without the prior written consent of the Lender.

ASSIGNABILITY:    Lender shall have the right to assign the Loan,  including the obligation to fund the Second Tranch to a third party institutional Lender.

PREPAYMENT:       The Loan will not be  prepayable  without the  Lender's  prior written consent.

NO WAIVER:        Lender's  funding of the First  Tranch by  September  30, 2004 shall be deemed an accommodation by Lender at the request of Borrower and nothing shall be construed as a waiver by Lender of any of the terms and conditions of this Term Sheet and Loan
                  Documents.

EXECUTION
OF DOCUMENTS:     Borrower  shall  execute  and  deliver  any and all  documents necessary in order to carry out the intent of the agreement.

Please confirm that the above is consistent with your intentions by signing and returning the enclosed copy of this letter on or before close of business on September 30, 2004.

                                                    Yours Truly,

                                                    1568931 Ontario Ltd.


                                                    By:_________________________
                                                       Howard Fialkov


The Undersigned hereby agree to and accept the Letter of Intent on the terms and conditions set out herein, dated effective this 29th day of September, 2004.


VITROTECH CORPORATION


By:______________________
   Glenn Easterbrook, CEO


VITROCO INC.


By:______________________
   Glenn Easterbrook, CEO



The parties hereto agree that this Term Sheet may be executed in counterparts by facsimile.


Balance of page left intentionally blank


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                                      -8-


Each of the Undersigned, as an inducement to, and in consideration of, the Lender's making of the Loan to the Borrower hereby agree and consent to the terms and conditions contained in this Letter of Intent including without limitation, the Undersigned's commitment and obligation to pledge its mineral, contractual and intellectual property rights (as the case may be) as security for the Lender's loan. The Undersigned further agree to execute and deliver any and all documents necessary to carry out the intention and purpose of the agreement.


 Hi-Tech Environmental Products, LLC


By:_________________________________

THE MINES:

Red Rock, LLC


By:_________________________________


Valley Springs, LLC


By:_________________________________



Enviro Investment Group, LLC


By:_________________________________